2013 First Quarter Conference Call May 8, 2013 Exhibit 99.2

This presentation includes forward-looking statements within the meaning of Section 21E of the Securities
Exchange Act of 1934, which provides a "safe harbor" for such statements in certain circumstances. The forward-looking statements include statements or expectations regarding future contracts, projects, demonstrations and technologies; amount and timing of production of RC, revenues, earnings, cash flows and other financial measures; future operations; our ability to capitalize on and expand our business to meet opportunities in our target markets and profit from our proprietary technologies; scope, timing and impact of current and anticipated regulations, legislation; future supply and demand; the ability of our technologies to assist our customers in complying with government regulations and related matters. These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws, regulations and IRS interpretations or guidance, government funding, accounting rules, prices, economic conditions and market demand; timing of laws, regulations and any legal challenges to or repeal of them; failure of the RC facilities to produce coal that qualifies for tax credits; termination of or amendments to the contracts for RC facilities; decreases in the production of RC;
failure to lease or sell the remaining RC facilities on a timely basis; our inability to ramp up operations to effectively address expected growth in our target markets; inability to commercialize our technologies on favorable terms; impact of competition; availability, cost of and demand for alternative tax credit vehicles and other technologies; technical, start-up and operational difficulties; availability of raw materials and equipment; loss of key personnel; intellectual property infringement claims from third parties; seasonality and other factors discussed in greater detail in our filings with the Securities and Exchange Commission
(SEC). You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.
Safe Harbor
© 2013 ADA-ES, Inc.

FIRST QUARTER 2013 REVIEW AND OUTLOOK DR. MICHAEL DURHAM, PRESIDENT AND CEO © 2013 ADA-ES, Inc.

$600
$500
$400
$300
$200
$100
$0
Wins to date
Bids/Potential projects
Expected future RFPs

$35
$30
$25
$20
$15
$10
$5
$0
Equipment Revenue
Backlog
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

Advancing Cleaner Energy

MATS market developing as expected
$1-$2B market for chemicals to control mercury starting in 2016
Recently announced more than $30M in new awards
ADA is prepared for this market
–
Supply agreements already in place, engineering capabilities expanded
–
Ample (and growing) cash balance
EMISSION
CONTROL

© 2013 ADA-ES, Inc.
MATS Market
EC Revenues and Backlog

A 5th RC facility sold to a new RC investor- $20M upfront
payment, $5M more with receipt of PLR in 2013
–
The 5 leased/sold RC facilities are expected to produce
more than $50M in annual revenues
Restructured leases with our first RC investor
M-45-PC
TM
demonstrated successfully at several sites
–
Tested at four plants with six boilers
–
First PC facility expected to be operating as early as the
2H13
Q1 2013 Refined Coal Highlights

© 2013 ADA-ES, Inc.

Financial Impact of RC Operations

© 2013 ADA-ES, Inc.
Facilities Status 1Q13A 2Q13E 3Q13E
RC Facilities # 1-6
4 facilities leased at YE12,
2 retained by CCS
$11.0 $10.4 $10.4
RC Facility #7
Operated by CCS until 2/28/13,
then sold to RC investor
($0.9) $3.6 $3.6
RC Facility #8
Operated by CCS, expect to be
leased by the end of 2Q13
($3.4) ($2.8) $3.5
RC Facility #9
Not operating, contracts are
final, waiting for PUC approval
$0.0 $0.0 $3.4
$6.7 $11.2 $20.9
Note:
ADA owns 42.5% of Clean Coal Solutions
Actual and expected consolidated gross profits ($000)
Consolidated Gross Margin from RC

Update on 28 Refined Coal Facilities

© 2013 ADA-ES, Inc.
~15MT/yr
~4MT/yr
~2MT/yr
5 facilities
generating $50M +
in annual revenues
1 facility
currently
retained,
expected to be
leased in 2Q13
Operating
2 facilities
retained
by CCS
Not currently operating
1 facility with
lease contracts
finalized,
waiting on PSC
approval to
begin operation
~25MT/yr
~3MT/yr
~60MT/yr
7 facilities in
various stages of
negotiations.
Expected to be
leased/sold in
2013/2014
12 facilities to use M-45-PC
technology. First expected
to be operating in 2H13

2013 Q1 REVIEW AND FINANCIAL RESULTS © 2013 ADA-ES, Inc. MARK MCKINNIES, SVP AND CFO

CCS operated 8 facilities in 1Q13, 5 of which were leased to RC investors at Quarter-end
–
In 1Q13 the three+ RC facilities operated by Clean Coal incurred operating expenses of $6.5M but generated $12.6M in tax credits
–
The operation of these units included $45M in pass through coal purchases/sales
REFINED
COAL

© 2013 ADA-ES, Inc.
For the Three
Months Ended
$(000) 2013 2012 31-Dec-12
Rental income 12,213 $                    5,391 $                       9,802 $
Coal sales 44,960                        9,773                          51,365
Other income 950                              10                                11
Total RC Revenues 58,123 $                    15,174 $                    61,178 $
Cost of Revenues 51,469 $                    12,043 $                    57,984 $
Gross Margin 6,654 $                       3,131 $                       3,194 $
Gross Margin Percentage 11% 21% 5%
Adjusted Gross Margin* 13,144 $                    5,572 $                       9,656 $
Adjusted Gross Margin Percentage* 99% 99% 98%
See Appendix for explanation of non-GAAP measures.
Operating Statistics (millions)
Tons for leased facilities 3.2 1.4 2.5
Tons retained 1.9 0.3 2.1
Total tons treated 5.1 1.7 4.6
Tax Credits generated by JV - retained tons 12.6 $                         1.7 $                           13.3 $
Tax Credits to ADA (42.5%) 5.4 $                           0.7 $                           5.7 $
For the Three Months Ended
March 31,
* Adjusted gross margin and adjusted gross margin percentage excludes coal sales and raw coal purchases and retained tonnage operating expenses.

MATS rule finalized in March 2012- compliance by 2015
–
Revenues up 217% year-over-year, driven by MATS demand for ACI and
DSI systems
–
Backlog at 3/31/13 stands at $32.7M
–
Currently working on bids or discussing potential projects for ACI and DSI systems in excess of $180 million
EMISSION
CONTROL

© 2013 ADA-ES, Inc.
For the Three
Months Ended
December 31,
2013 2012 2012
$(000)
Systems and equipment 7,525 $                      1,412 $                      3,122 $
Consulting and development 1,004 1,135 1,065
Chemicals 240 217 207
Total EC Revenues 8,769 $                      2,764 $                      4,394 $
Cost of Revenues 6,253 $                      2,068 $                      3,297 $
Gross Margin 2,516 $                      696 $                         1,097 $
Gross Margin Percentage 29% 25% 25%
EC Segment Backlog  at End of Period 32,700 $                   4,600 $                      25,300 $
For the Three Months Ended
March 31,

In Phase II of DOE and Industry funded $20.5M 51-month
contract to scale technology to 1MW
–
Project started in June 2012
–
Estimated completion of construction in October 2013
–
Testing in 2014
CO2 CAPTURE

© 2013 ADA-ES, Inc.
For the Three
Months Ended
December 31,
2013 2012 2012
$(000)
Total CC Revenues 1,422 $                       282 $                          1,867 $
Cost of Revenues 848                              117                              1,573
Gross Margin 574 $                          165 $                          294 $
Gross Margin Percentage 40% 59% 16%
Total Backlog at End of Period 11,300 $                    15,400 $                    12,700 $
March 31,
For the Three Months Ended

Financial Results

© 2013 ADA-ES, Inc.
For the Three
Months Ended
December 31,
$(000) 2013 2012 2012
Revenues $68,314 $18,220 $67,439
Gross Margin Before Depreciation and Amortization 9,744                          3,992                          4,585
General and administrative 7,313                          3,639                          7,299
Research and development 703                              564                              904
Depreciation and amortization 1,422                          1,024                          1,833
Operating Income (Loss) 306                              (1,235)                        (5,451)
Net equity in net income from unconsolidated entity 323                              36                                360
Interest and other income (expense) (313)                            (371)                            (233)
Settlement of litigation and arbitration expense (673)                            (284)                            (748)
Loss  Before Income Taxes and  Non-controlling interest (357)                            (1,854)                        (6,072)
Income Taxes -                              -                              -
Income Attributable to Non-controlling Interest (1,812)                        (566)                            667
Net Loss Attributable to ADA (2,169) $                     (2,420) $                     (5,405) $
Net Loss Per Basic Common Share
   Attributable to ADA (0.22) $                       (0.24) $                       (0.54) $
Weighted Average Basic Common Shares Outstanding 10,050                        9,999                          10,021
March  31,
For the Three Months Ended

3/31/13	12/31/12
Cash & Cash Equivalents	$21.9	$9.7
Working Capital, net of deposits and deferred revenues	$22.1	$1.6
Long-term Liabilities	$18.9	$6.5
Shares Outstanding	10.1	10.0

Advancing Cleaner Energy

BALANCE SHEET HIGHLIGHTS $s in Millions -13- © 2013 ADA-ES, Inc.

Questions & Answers © 2013 ADA-ES, Inc.

Appendix © 2013 ADA-ES, Inc.

NON-GAAP
FINANCIAL
MEASURES
© 2013 ADA-ES, Inc.
$(000) March 31, 2013 March 31, 2012 December 31, 2012
Coal sales and cost of raw coal 44,960 $                           9,773 $                              51,365 $
Operating costs of retained tonnage 6,490 $                              2,441 $                              6,462 $
Adjusted gross margin and adjusted gross margin percentage exclude coal sales and raw coal purchases and retained tonnage operating expenses. Adjusted gross margin and adjusted gross margin percentage are non-GAAP financial measures which are used to provide investors with greater transparency with respect to the effect on gross margin from Clean Coal’s operation of certain RC facilities for its own account.  We believe these non-GAAP financial measures provide meaningful supplemental information for investors regarding the performance of our business and the effect on gross margin and gross margin percentage of the operation of these RC facilities by
Clean Coal for its own account.
For the Three Months Ended

SOURCES OF U.S. ELECTRICITY, 2011
1%
13%
19%
25%
42%
Coal
Natural Gas
Nuclear
Renewables
Petroleum

Advancing Cleaner Energy

Source: U.S. EIA, March 2012
Coal expected to provide ~ 40% of
America’s electricity in 2035
according to Department of Energy
1,200 existing coal-fired power plants
in the US  generate the majority of
the nation’s electricity, and consume
~ 900M to 1B tons of coal each year
EPRI estimates that the coal-fired
power industry will invest $275 billion
in retrofits through 2035
Lower coal prices benefit our
customers
11 new coal-fired power projects
currently have permits and are
expected to begin construction in the
next year
The energy in America’s recoverable
coal reserves is equivalent to 1
trillion barrels of oil – about equal
2/3rds of the world’s  known reserves
In order to maintain its leadership
position, coal must burn cleaner
© 2013 ADA-ES, Inc.
Coal Energy

VALUE
PROPOSITION:
LOW
CAPEX EMISSIONS
SOLUTIONS
FOR
EXISTING
FLEET
Wet Scrubber
$100M+
ADA’s ACI = ~$1.0M
ADA’s DSI = ~$3.0M
Refined Coal
$0 cost to utility
M-Prove
No capital equipment
Benefits of $1.0 - $4.0 / ton
of Western Coal burned
Emissions Control
Equipment
(NO
x
, SO2, Particulate)
ACI System for
mercury
© 2013 ADA-ES, Inc.
ADA’s offerings do not require 10-20 years of extended plant life to justify purchase
Trades variable operating expenses for fixed capital costs
Allows continued operation of plants that may otherwise be considered for closure

Coal Pile
COAL SEAM
COAL SEAM
Coal Pulverizer
Air

Advancing Cleaner Energy

PORTFOLIO
OF
EMISSIONS
CONTROL
SOLUTIONS
Scrubber
Additive
Filter
or ESP
SCR
DeNOx
Air
Preheater
Boiler
Flue Gas Desulfurization
(FGD) Scrubber
Coal
Bunker
M-Prove Refined Coal
Flue Gas
Conditioning
Dry Sorbent
Injection (DSI)
© 2013 ADA-ES, Inc.
Activated Carbon
Injection (ACI)

CONTACT Graham Mattison VP of Investor Relations (646)-319-1417 graham.mattison@adaes.com © 2013 ADA-ES, Inc.